NUMBER OF SHARES:  500,000                                 WARRANT No.  1



                               WARRANT TO PURCHASE
                        COMMON STOCK OF EFTC CORPORATION

         EFTC CORPORATION, a Colorado corporation (the "Company"), HEREBY CERTIFIES THAT, for value received, Richard L. Montfort, or registered assigns, is entitled to purchase 500,000 Common Shares, par value $.01 per share, of the Company (adjusted as below provided) at any time from the Closing Date (as defined below) until 5:00 p.m., Denver, Colorado time, on the Termination Date (as defined below) or the next succeeding Business Day if such Warrant Expiration Date is not a Business Day (as defined below). As used herein, the term "Common Stock" means the Company's Common Shares, par value $.01 per share, as constituted on the date of original issue of this Warrant, and any shares of capital stock into which such Common Shares may thereafter be changed or that may be issued in respect of, in exchange for, or in substitution of such Common Shares by reason of any transaction described in Section 8. As used herein, the term "Warrants" means the warrant to purchase 500,000 shares of Common Stock originally issued pursuant to the Agreement (as defined below) and all warrants delivered in substitution or exchange for such warrant. The term "Warrant" means one of the Warrants.

         This Warrant to Purchase Common Stock of the Company is issued pursuant to the Note Agreement dated as of September 5, 1997 (the "Agreement"), entered into by the Company with Richard L. Monfort (the "Purchaser"). This Warrant is being issued on October 6, 1997 (the "Closing Date"). The holder of this Warrant is entitled to certain benefits of the Agreement. In addition to payment of the Warrant Price (as defined herein) the Company has granted this Warrant and agreed to issue the shares of Common Stock issuable upon exercise hereof as consideration and in exchange for the agreement of the Purchaser to enter into the Agreement and to purchase the Company's Floating Rate Subordinated Note due 2002 to be issued in an aggregate principal amount of $15,000,000 pursuant to the Agreement.

         Section 1. Term of Warrants; Exercise of Warrants. Subject to the terms hereof, the holder of this Warrant shall have the right, at any time during the period commencing on the Closing Date and ending at 5:00 p.m., Denver, Colorado time, on the fifth Business Day following the Closing Date (the "Termination Date"), to purchase from the Company up to the number of shares of Common Stock which such holder may at the time be entitled to purchase pursuant to this Warrant, upon at least five Business Days' prior written notice to the Company of such holder's election to exercise this warrant and upon surrender to the Company, at its address for receipt of notices pursuant to the Agreement, of this Warrant, together with the purchase form at the end hereof duly completed and signed, accompanied by payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 7 and 8) for the number of shares with respect to which this Warrant is then exercisable. Payment of the aggregate Warrant Price shall be made by certified or cashier's check or wire transfer. As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which commercial

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banks are required or authorized by law to be closed in either New York, New
York or Denver, Colorado.

         Upon such surrender of this Warrant and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder of this Warrant and in such name or names as such holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased, together with cash, as provided in Section 9, with respect to any fractional shares of Common Stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such shares of Common Stock as of the close of business on the date of the surrender of this Warrant and payment of the Warrant Price as aforesaid, notwithstanding that the certificates representing such shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         This Warrant shall be exercisable, at the election of the holder of this Warrant, either in full or from time to time in part. In the event that this warrant is exercised with respect to less than the aggregate number of shares of Common Stock this Warrant then entitles such holder to purchase, the Company shall deliver to or upon the order of such holder hereof a new Warrant evidencing the rights of such holder to purchase the unpurchased shares of Common Stock then called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. In the alternative, at the request of the holder upon any partial exercise of this Warrant, appropriate notation may be made on this Warrant and the same shall be returned to such holder.

         Section 2. Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Common Stock upon exercise of this Warrant, provided that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of a Warrant or the shares of Common Stock issued upon exercise of any Warrant, and in such case the Company shall not be required to issue or deliver any certificates for shares of Common Stock, until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid or that no such tax is due.

         Section 3.  Transferability.

         Section 3.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company maintained for such purpose (the "Warrant Register").

         Section 3.2 Transfer. Subject to compliance with Sections 3.3 and 3.4, this Warrant, the warrant Shares (as defined below) and all rights hereunder are transferable upon delivery hereof together with the assignment form at the end hereof duly completed and signed by the holder hereof or such holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, provided that any transferee of this Warrant or such

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Warrant Shares shall expressly agree to be bound by the terms and conditions hereof. Upon any registration of transfer of this Warrant, the Company shall execute and deliver a new Warrant or Warrants as may be requested by such holder for the same aggregate number of shares of Common Stock as this Warrant. As used herein, the term "Warrant Shares" shall mean, collectively, the shares of Common Stock acquired pursuant to the exercise of this Warrant and any securities issued as a dividend on or other distribution with respect to or in exchange or replacement for or upon any subdivision of any of said shares of Common Stock.

         Section 3.3 Limitations on Transfer of the Warrants and the Warrant Shares. (a) If, at the time of any transfer of this Warrant or any Warrant Shares, this Warrant or such Warrant Shares, as the case may be, are not registered under the United States Securities Act of 1933, as amended (the "Securities Act"), the Company may require as a condition precedent to allowing such transfer that the holder or transferee of this Warrant or such Warrant Shares furnish to the Company such information as, in the reasonable opinion of counsel to the Company, is necessary in order to establish that such transfer or exchange may be made without registration under the Securities Act, including a written statement that such holder or transferee will not sell or otherwise dispose of this Warrant or such Warrant Shares purchased or acquired by him in any transaction which would violate the Securities Act or any other securities laws.

         (b)      Prior to the Termination Date,

                  (i) the holder of this Warrant or any Warrant Shares will not sell, transfer or otherwise dispose of this Warrant or any Warrant Shares without the prior written consent of the Company or in accordance with Section 3.4, and

                  (ii) the holder of this Warrant or any Warrant Shares will not sell, transfer or otherwise dispose of this Warrant or any Warrant Shares except in connection with a transfer of this Warrant and all such Warrant Shares as an entirety, provided that such holder may, without complying with the requirements of this
Section 3.3(b) or Section 3.4, transfer any portion of this Warrant or any Warrant Shares (A) to the extent necessary, in the opinion of the Purchaser's counsel, in order to comply with any applicable law, statute, rule or regulation of any governmental body or with any order of any court, arbitrator or governmental body and (B) to any parent, child, sister, brother, sister-in-law or brother-in-law of such holder following the written agreement, reasonably satisfactory to the Company and its counsel, of such transferee to be bound by the terms hereof.

         Section 3.4 Right of First Offer. (a) Subject to Section 3.3(b), if the holder of this Warrant or any Warrant Shares (a "Selling Holder") desires at any time prior to the Termination Date to sell this warrant or any Warrant Shares, such holder shall first give notice to the Company (the "First Offer Notice") that such holder desires to sell this Warrant or the Warrant Shares (the "Offered Securities").

         (b) Upon receipt of the First Offer Notice, the Company shall have the option to offer to purchase the Offered Securities by written notice to the Selling Holder given within 30 days from

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receipt of the First Offer Notice and setting forth the aggregate cash price the
Company proposes to pay for the Offered Securities (the "Offered Price"). Upon receipt of such written offer, or if the Company shall have failed to make a written offer, the Selling Holder shall have the right for a period of 180 days
(i) to sell the Offered Securities as an entirety to any third party, provided that any such sale shall be for a price no less favorable to the Selling Holder than the Offered Price or (ii) to accept the Offered Price (in case the Company made such written offer) to sell the Offered Securities as an entirety to the Company pursuant to Subsection (c) below. Any Offered Securities not sold by such Selling Holder within such 180 day period may not be sold by such Selling Holder prior to the Termination Date unless such Offered Securities are again offered to the Company in accordance with this Section 3.4.

         (c) The Selling Holder may elect to accept the Offered Price by written notice to the Company and such Selling Holder shall sell, and the Company shall purchase, the Offered Securities at such time and place reasonably acceptable to the Company as shall be designated by the Selling Holder in said notice. Upon consummation of such sale and purchase, the Selling Holder shall deliver the Offered Securities with an appropriate instrument of transfer (without any representation or warranty other than as to ownership of such Offered Securities free and clear of all adverse claims of any kind created by or resulting from any actions or omissions of the Selling Holder) against payment of the Offered Price by certified or cashier's check or wire transfer to the account of the Selling Holder.

         Section 3.5 Legend on Warrant Shares. Each certificate for shares of Common Stock initially issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "The securities represented by this Certificate have not been registered or qualified under the Securities Act of 1933 or the securities laws of any other jurisdiction and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with said Act and other applicable laws. The rights of the holder of this Certificate to transfer this Certificate or the securities represented hereby, and certain other rights and obligations of the holder hereof, are subject to the terms of a Warrant Agreement, dated as of September 5, 1997, between the Company and the initial holder of this Certificate. A copy of such agreement, as amended, will be provided without charge to the registered holder of this Certificate upon written request to the Secretary of the Company"

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution in the United States pursuant to a registration statement under the Securities Act of the securities represented thereby) shall also bear the above legend unless counsel for the Company renders a written legal opinion to the Company that the securities represented thereby need no longer be subject to such restriction.

     Section 4. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the holder thereof to purchase a like aggregate number of shares of Common Stock as this certificate then entitles such holder to purchase. Any holder of

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a Warrant desiring to exchange such Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver one or more new Warrant certificates as so requested.

         Section 5. Mutilated or Missing Warrant. In case any Warrant certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder thereof, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, satisfactory to the Company. In the case of the initial Purchaser, the initial Purchaser's unsecured agreement of indemnity shall be deemed satisfactory to the Company.

         Section 6. Requirement of Availability of Shares of Common Stock. There are authorized and available for issuance, and so long as any Warrant remains outstanding the Company shall at all times keep authorized and available for issuance, such number of shares of the Company's authorized but unissued Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants so as to ensure that the authorized capital of the Company comprises sufficient unissued shares of Common Stock for issuance upon the exercise in full of all outstanding Warrants and that such Common Stock may be issued by the Board of Directors of the Company without any further authorization by the shareholders of the Company. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to keep available such number of authorized shares and other securities as will be sufficient for such purpose. The Company shall supply any such transfer agent with duly executed stock and other certificates for such purpose and shall provide or otherwise make available any cash which may be payable as provided in Section 9.

         Section 7. Warrant Price. The price per share of Common Stock (the "Warrant Price") at which shares of Common Stock shall be purchasable upon the exercise of the Warrants shall be U.S.$8.00, subject to adjustment pursuant to
Section 8.

         Section 8. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         Section 8.1 Adjustments. The number of shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment as follows:

         (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) pay a liquidating cash dividend as so denominated in accordance with generally accepted accounting principles, (iii) subdivide its outstanding Common Stock, (iv) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (v) issue by reclassification of its Common Stock, spin-off, split-up, recapitalization, merger,

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consolidation or any similar corporate event or arrangement other securities of the Company, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event and any record date with respect thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         (b) Except in respect of transactions described in subsection (a) above, in case the Company shall sell or issue Common Stock or rights, options, warrants, convertible securities or options or other rights to purchase convertible securities or any similar instrument containing the right to subscribe for, purchase or otherwise acquire shares of Common Stock (collectively, "Derivative Securities") at a price per share which is lower at the date of such sale or issuance of such Common Stock or lower at the record date for determination of shareholders entitled to receive (or purchase) such Derivative Securities than the then current Warrant Price immediately prior to such sale or issue, then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be the number determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the first public announcement (or consummation of such transaction if the Common Stock is not then publicly traded) of such transaction (or the record date for determination of shareholders entitled to receive (or purchase) such Derivative Securities in the case of a distribution or issuance thereof in respect of the Common Stock) by a fraction (not to be less than one) with (A) a numerator equal to the product of (1) the number of shares of Common Stock outstanding after giving effect to such sale or issuance (and assuming in the case of Derivative Securities that such Derivative Securities had been fully exercised or converted, as the case may be) and (2) the Warrant Price in effect immediately before such public announcement date, consummation date or record date, as the case may be, and (B) a denominator equal to the sum of (i) the product of (x) the number of shares of Common Stock outstanding immediately before such public announcement date, consummation date or record date, as the case may be, and (y) the Warrant Price in effect immediately before such public announcement date, consummation date or record date, as the case may be, and
(ii) the aggregate consideration received by the Company for the shares of Common Stock to be so issued or sold or to be purchased or subscribed for upon exercise of such Derivative Securities.

         For the purposes of such adjustments, the Common Stock which the holders of any such Derivative Securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such public announcement date, consummation date or record date, as the case may be, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Derivative Securities, plus any underwriting discounts or selling commissions paid by the Company, plus the consideration or premiums stated in such Derivative Securities to be paid for the Common Stock covered thereby. In case the Company shall sell or issue Common Stock or Derivative Securities containing the right to subscribe for or purchase Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "consideration received by the Company" for purposes of this subsection (b), the fair market value of said property shall be determined in good

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faith by the Board of Directors of the Company acting upon the advice of any
Independent Financial Expert acceptable to the Majority Warrantholders.

         As used herein, the term "Majority Warrantholders" means the holder or holders of then unexercised Warrants to purchase at least a majority of the shares of Common Stock covered by all outstanding Warrants. For purposes of determining whether the holders of outstanding Warrants at any time have taken any action authorized by this Section or otherwise by this Warrant, any Warrants owned by the Company, any Subsidiary or any Affiliate (as such terms are defined in the Agreement) of the Company shall not be deemed outstanding.

         As used herein, the term "Independent Financial Expert" means a qualified appraisal or investment banking firm that (i) has experience in the valuation of companies similar to the Company, (ii) does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its affiliates or the holder of this Warrant or any of its affiliates, (ii) has not been, and, at the time it is called upon to give independent financial advice, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or such holder or any of its affiliates, and (iii) does not provide any advice or opinions to, and is not otherwise compensated by, the Company or any of its affiliates or such holder or any of its affiliates, except as an Independent Financial Expert.

         (c) If the Company shall distribute in any calendar year to all or substantially all holders of its Common Stock evidences of its indebtedness (including Derivative Securities) or assets (including cash or other dividends or distributions out of earnings) and the aggregate fair market value of all assets or evidences of indebtedness so distributed in such calendar year exceeds the greater of $1,000,000 and 10% of the Consolidated Net Income (as defined below) for the preceding calendar year (the "Dividend Threshold"), then, and in each case, the Company shall pay to the holder of this Warrant an amount equal to such holder's pro rata share (assuming for such purpose the exercise of this Warrant in full) of the amount by which such distributions exceeded the Dividend Threshold in such year. The "fair market value of the portion of the assets (other than cash) or evidences of indebtedness so distributed" shall be determined in good faith by the Board of Directors of the Company acting upon the advice of any Independent Financial Expert acceptable to the Majority Warrantholders. As used herein, the term "Consolidated Net Income" shall mean, for any period, the aggregate net income of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP, provided that Consolidated Net income shall be deemed to be zero in any period for which the Company and its Subsidiaries have a net loss for such period determined on a consolidated basis in accordance with GAAP.

         (d) No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock then purchasable upon the exercise of this Warrant, provided that any adjustments which by reason of this subsection (d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

         (e) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is increased or decreased as provided in this Section 8, the Warrant Price payable upon

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exercise of this Warrant shall be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so purchasable immediately after such adjustment.

         (f) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the holder by first-class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of an executive officer of the Company setting forth the number of shares of Common Stock purchasable upon the exercise of this Warrant and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

         (g) If, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to purchase any shares of the Company other than Common Stock, thereafter the number of such other shares so purchasable upon exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment. from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of this Section 8 with respect to the shares of Common Stock.

         Section 8.2 No Adjustment in Certain Cases. No adjustments to the number of shares of Common Stock issuable upon the exercise of this Warrant or the Exercise Price shall be made in connection with the issuance of (a) Common Stock upon exercise of any of the Warrants or (b) stock options granted to employees and directors of the Company for the purchase of a number of shares of Common Stock as may from time to time be duly authorized by the Board of Directors.

         Section 8.3 Preservation of Purchase Rights Upon Reorganization, Consolidation, Merger, etc. In case of any reorganization, consolidation or merger of the Company with or into another entity as a result of which the holders of the Company's Common Stock become holders of other shares or securities of the Company or of another entity or person, or such holders receive cash or other assets, or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing entity or person, as the case may be, shall execute with the holder of this Warrant an agreement that such holder shall have the right thereafter upon payment of the aggregate Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such reorganization, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action and the record date, if any, with respect to such action.

         The agreements referred to in this Section 8.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The provisions of this Section 8.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales or conveyances.

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         Section 8.4 Statement on Warrants. This Warrant shall entitle the holder hereof to purchase such number of shares of Common Stock at such Warrant Price as may be determined in accordance with the terms hereof after giving effect to any adjustments in the number or kind of shares purchasable upon the exercise hereof or the Warrant Price, as the case may be, notwithstanding that this Warrant certificate may continue to express the same price and number and kind of shares as are initially stated herein.

         Section 8.5 Adjustment by Board of Directors. If any event occurs as to which, in the reasonable good faith opinion of the Board of Directors of the Company, the provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Warrant Price as otherwise determined pursuant to any of the provisions of this Section 8, except in the case of a combination of shares of a type contemplated in Section 8.1(a) and then in no event to an amount larger than the Warrant Price as adjusted pursuant to Sections 8.1(a) and 8.1(e).

         Section 8.6 No Dilution or Impairment. The Company will not, through any reorganization, transfer of assets, consolidation, merger, dissolution or otherwise, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Section 8.

         Section 9. Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock on the exercise of any Warrant. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay an amount in cash equal to the then current market price of a share of Common Stock (as determined in good faith by the Board of Directors of the Company) multiplied by such fraction.

         Section 10. No Rights as Shareholder; Notices. Nothing contained in this Warrant shall be construed as conferring upon the holder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the Termination Date and prior to the exercise of this Warrant, any of the following events shall occur:

                  (a) any action which would require an adjustment pursuant to Section 8.1 or 8.5; or

                  (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety) shall be proposed;


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then in any one or more of said events, the Company shall give notice in writing of such event to each holder of Warrants as provided in Section 12 at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up but failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any such action taken. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         Section 11 Registration Rights.

         Section 11.1  Demand Registration Rights.

         (a) Right to Make Demand. At any time beginning one year after the date hereof, the holders of a majority of the then outstanding Registrable Securities, may request registration under the Securities Act of all or part of their Registrable Securities (the "Initial Demand"). In addition, at any time eighteen (18) months after the effectiveness of the Registration Statement filed with respect to the Initial Demand, the holders of a majority of the then outstanding Registrable Securities, may request an additional registration under the Securities Act of all or part of their Registrable Securities not registered pursuant to the Initial Demand (the "Secondary Demand"). In either instance, such holders may exercise their right under this Section 11.1(a) by giving a written request to the Company signed by them specifying the number of shares of Registrable Securities requested to be included and the intended method of disposition thereof. Within ten days after receipt of the request, the Company will give written notice of the request to all other holders of Registrable Securities and will include in such registration all Registrable Securities for which the Company has received written requests for inclusion within fifteen
(15) days after Parent's notice is given to the holders pursuant to this Section 11.1(a), so long as the aggregate amount of Registrable Securities that the holders request be included in each such registration equals at least 40% of all Registrable Securities and have a fair market value at the time of the request equal to $2,500,000 (a "Demand Registration").

         (b) Underwritten Offerings; Priority on Demand Registrations. If the holders of a majority of the Registrable Securities requested to be included so elect, the Demand Registration may be in the form of an underwritten offering. If the Demand Registration is an underwritten offering, the Company shall select the managing underwriters for the offering and the Company may elect to include other securities in such registration on the same terms and conditions as the Registrable Securities to be included in such registration; provided, that, if the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities to be included in the registration exceeds the number that can be sold in such offering at a price satisfactory to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will give priority for inclusion in such registration: (i) first, to the Registrable Securities requested to be included in such registration (or to such lesser number of Registrable Securities that is equal to the number that, in the opinion of the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities owned), (ii) second, to the securities, if any, requested to be included in such registration pursuant to warrants or options issued to the representatives of the underwriters with respect thereto; (iii) third, to the securities the Company proposes to include in such registration; (iv) fourth, to the securities that the Company is otherwise obligated to include in such registration; and (v) fifth, to other securities that the Company may desire to include in such registration.

         (c) Restrictions on Demand Registration. Notwithstanding anything in this Section 11.1 to the contrary, if the Company shall furnish to the holders of Registrable Securities requesting registration a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith reasonable judgment of the Board of Directors of Parent, such registration of Registrable Securities would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly-owned subsidiaries or would otherwise have a material adverse effect on the Company or the selling holders if undertaken at the time requested, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the holders of Registrable Securities; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

         (d) Expenses. Except as otherwise provided in this Section 11.1, the Company will pay all Registration Expenses in connection with a Demand Registration. In a Demand Registration that is an underwritten offering, all underwriting discounts, commissions spreads or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the Registrable Securities being offered thereby will be paid by the holders thereof pro rata based on the number of Registrable Securities that each such holder has requested be registered.

         (e) As used herein, the term "Registrable Securities" means, collectively, the Warrants, or any portion thereof, and all Warrant Shares (including all such Warrant Shares issued upon exercise of any other Warrant), or any portion thereof. Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has become or been declared or ordered effective and they have been disposed of pursuant to such effective Registration Statement, (ii) they are sold, transferred or distributed pursuant to and in compliance with Rule 144 (or any similar provision then in force, but not including Rule 144A) under the Securities Act, or (iii) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act.

         (f) As used herein, the term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts, commissions spreads or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals), and other representatives or advisors retained by the Company for the purpose of fulfilling its obligations under this Agreement.

         Section 11.2  Piggyback Registration.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than as (i) a Demand Registration; (ii) a registration of securities in connection with a merger, an acquisition, an exchange offer, other business combination or an employee benefit plan maintained by the Company or its subsidiaries; or (iii) a registration of securities on Form S-4 or S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration, subject to
Section 11.2(c), all Registrable Securities with respect to which the Company has received written requests for Piggyback Registration within fifteen (15) days after Parent's notice is given to the holders of Registrable Securities.

         (b) Piggyback Expenses. The Company will pay all Registration Expenses in connection with a Piggyback Registration. In a Piggyback Registration that is an underwritten offering, all underwriting discounts or commissions spreads of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the Registrable Securities being offered thereby will be paid by the holders thereof pro rata based on the number of Registrable Securities that each such holder has requested be registered.

         (c) Restrictions on Piggyback Registrations. Notwithstanding anything to the contrary in this Section 11.2: (i) if, at any time after receiving such requests and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company for any reason decides not to register securities of Parent, the Company will give written notice of its decision to the holders of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration; and (ii) if the Company determines for any reason to delay a Piggyback Registration, the Company may do so by giving written notice of its decision to the holders of Registrable Securities.

         (d) Priority on Underwritten Primary Registrations. If a Piggyback Registration is an underwritten offering initiated on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities to be included in such registration exceeds the number that can be sold in such offering at a price satisfactory to Parent, the Company will give priority for inclusion in such registration: (i) first, to the securities the Company proposes to include in such registration; (ii) second, to the securities, if any, requested to be included in such registration pursuant to warrants or options issued to the representatives of the underwriters with respect thereto; (iii) third, securities that the Company has become, prior to the date hereof, otherwise obligated to include in such registration; (iv) fourth, to the Registrable Securities requested to be included in such registration (or to such lesser number of Registrable Securities, which is equal to the number that, in the opinion of the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities owned); and (v) fifth, to other securities that the Company may desire to include in such registration.

         (e) Priority on Underwritten Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Parent's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number that can be sold in the offering, the Company will give priority for inclusion in such registration: (i) first, to the securities requested to be included by the holders requesting such registration;
(ii) second, to the securities sought to be included in such registration pursuant to the warrants or options issued to the representatives of the underwriters with respect thereto; (iii) third, to the Registrable Securities requested to be included in such registration (or to such lesser number of Registrable Securities, which is equal to the number that, in the opinion of the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities owned), and (iv) fourth, to other securities that the Company may desire to include in such registration.

         Section 11.3 Transferability. The registration rights granted in this
Section 11 shall not be assignable in any manner to any transferee of any of the Warrants or Registrable Securities except in connection with the sale by the holder of this Warrant or the Registrable Securities issued upon exercise hereof of all of this Warrant or such securities, as the case may be, in a transaction not involving a public offering for the purposes of the Securities Act.

         Section 11.4 Right to Review the Registration Statement. (a) In connection with the preparation and filing of each registration statement under the Securities Act pursuant to Sections 11.1 and 11.2, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters, and their respective counsel and accountants, the opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         (b) Each such holder of Registrable Securities shall have the right to review and comment upon such Registration Statement and to request the insertion therein of material furnished to the Company in writing which in the judgment of such holder (a "Requesting Holder") of Registrable Securities should be included; provided, however, such information shall not be required to be included if in the reasonable opinion of counsel of the Company, the inclusion of such material furnished by such holder would be misleading or otherwise in violation of the rules and regulations of the Securities Act. Furthermore, a Requesting Holder has the right to require the deletion of any reference to such Requesting Holder by name or otherwise if such reference is not required by the Securities Act or the rules promulgated thereunder.

         Section 11.5  Registration Procedures.

     (a) Procedures the Company Will Follow. Whenever the holders of the Registrable Securities duly request that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of the Registrable Securities on a form available under the Securities Act for which the Company then qualifies and that counsel for the Company deems appropriate and which form is available for the sale of the Registrable Securities in accordance with the intended method of disposition, and pursuant thereto the Company will do the following as expeditiously as possible:

                  (i) Registration Statement. The Company will prepare and file with the SEC, and use its best efforts to cause to become effective, a Registration Statement with respect to the Registrable Securities the Company has been so requested to register on a form available under the Securities Act for which the Company then qualifies and that counsel for the Company deems appropriate and which form is available for the sale of the Registrable Securities in accordance with the intended method of disposition.

                  (ii) Maintenance of Effectiveness. The Company will prepare and file with the SEC such amendments and supplements to the Registration Statement and prospectus used for the sale of the Registrable Securities as may be necessary to keep the Registration Statement effective until the earlier of: (A) the date on which the sale of the Registrable Securities is completed and (B) the date 90 days after the Registration Statement with respect to the Registrable Securities becomes effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during its effectiveness in accordance with the intended methods of disposition of such securities.

                  (iii) Copies of Prospectuses. The Company will furnish to the holders the number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents that the holders may reasonably request to facilitate the disposition of the Registrable Securities the Company has been so requested to register. At any time when a prospectus with respect to the Registrable Securities is required to be delivered under the Securities Act, the Company will notify the holders of the occurrence of any material change in the information contained in the prospectus included in the Registration Statement. Whenever in Parent's judgment it is necessary, the Company will prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the proposed purchasers of the Registrable Securities, the prospectus will not contain, to Parent's knowledge, any untrue statement of material fact or omit to state any fact necessary to make the statements in it not misleading, and the holders will discontinue disposition of the Registrable Securities until the holders are advised in writing by the Company that the use of the prospectus may be resumed and are furnished with a supplement or amendment to the prospectus. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice through and including the date the holders are advised by the Company that the use of the prospectus may be resumed or receive the copies of the supplement or amendment to the prospectus.

                  (iv) Blue Sky Compliance. The Company will use its best efforts to register or qualify the Registrable Securities the Company has been so requested to register under the securities or blue sky laws of such jurisdictions within the United States of America as any holder of Registrable Securities selling Registrable Securities in connection with the registration reasonably requests, and do any and all other acts and things reasonably necessary or advisable to enable the holder to dispose of the holder's Registrable Securities in such jurisdictions; except the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) consent to, or take any action that would subject it to, general service of process or taxation in any jurisdiction where it is not then so subject.

                  (v) Listing; Transfer Agent. The Company will use its best efforts to cause all such Registrable Securities to be listed on all securities exchanges or quoted on all automated quotation systems on which securities of the same class issued by the Company are then listed or quoted and will provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of the Registration Statement.

                  (vi) Customary Agreements. In the case of an underwritten offering, the Company will enter into customary agreements, including an underwriting agreement in customary form, as the holders of a majority of the Registrable Securities being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities being so registered.

                  (vii) Certain Information. The Company will make available for inspection upon reasonable request by any holder of Registrable Securities being registered, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the holder or underwriter, all financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all information reasonably requested by the holder, underwriter, attorney, accountant or agent in connection with the Registration Statement, upon receipt by the Company of confidentiality agreements satisfactory to Parent.

                  (viii) Compliance with Law. The Company will comply with all rules and regulations of the SEC and applicable state securities laws governing the manner of sale of securities in connection with the disposition of any Registrable Securities pursuant to any Registration Statement.

                  (ix) Stop-Orders. The Company will promptly notify all holders of Registrable Securities being registered of its receipt of:
         (A) any stop-order,
         injunction or order suspending the effectiveness of any Registration Statement covering any Registrable Securities or, to Parent's knowledge, the initiation of any proceeding for that purpose, or (B) any notification with respect to the limitation, restriction or suspension of the offer or sale of any Registrable Securities in any jurisdiction in which the Registrable Securities were qualified to be sold or, to Parent's knowledge any proceeding for that purpose. If the Company notifies the holders of any such event, the holders will immediately discontinue all sales or other dispositions of the Registrable Securities pursuant to the Registration Statement until the Company notifies the holders that such stop-order, injunction, order, limitation, restriction or suspension has been lifted, except, unless the Company notifies the holders otherwise, if a stop-order, injunction, order, limitation, restriction or suspension issued by a state securities or blue sky administrator applies only to offers and sales in such state, the holders will immediately discontinue all sales and other disposition of the Registrable Securities in such state. Parent, with cooperation of the holders, will use its reasonable efforts to contest any such proceeding and to obtain the withdrawal of any such stop-order, injunction, order, limitation, restriction or suspension.

     (b) Procedures Holders of Registrable Securities Will Follow. Whenever the holders of the Registrable Securities duly request that any Registrable Securities be registered pursuant to this Agreement, the holders will do the following as expeditiously as possible:

                  (i) Certain Information. The holders will provide the Company with such information and affidavits about the holders and the intended manner of disposition of the Registrable Securities and otherwise use their best efforts to cooperate with the Company and the underwriters, if any, the Company may require to satisfy any obligation of the Company under this Agreement to register the Registrable Securities under federal and state securities laws and otherwise take actions related thereto. If the holders fail to provide the information required under this Section 11.5(b)(i), the Company may delay the registration until the information is provided and the holders agree to pay the Company its out-of-pocket expenses that arise from the failure to provide such information. The holders will notify the Company of the occurrence of any material change in the information provided by them that is contained in the prospectus included in the Registration Statement, as then in effect. Whenever in Parent's judgment it is necessary, the Company will prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the proposed purchasers of the Registrable Securities, the prospectus will not contain, to Parent's knowledge, any untrue statement of material fact or omit to state any fact necessary to make the statements in it not misleading, and the holders will discontinue disposition of the Registrable Securities until the holders are advised in writing by the Company that the use of the prospectus may be resumed and are furnished with a supplement or amendment to the prospectus. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this

         Agreement by the number of days during the period from and including the date of the giving of such notice through and including the date the holders are advised by the Company that the use of the prospectus may be resumed or receive the copies of the supplement or amendment to the prospectus.

                  (ii) Compliance with Law. The holders will comply with all rules and regulations of the SEC and applicable state securities laws governing the manner of sale of securities in connection with the disposition of any Registrable Securities pursuant to any Registration Statement.

                  (iii) Participation in Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering hereunder unless such holder: (A) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority (by number of shares) of Registrable Securities to be included in such underwritten offering and (B) completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         (c) Restrictions on Public Sale by Holders. Whenever the Company proposes to register any of its securities under the Securities Act in an underwritten offering (other than as (i) a Demand Registration; (ii) a registration of securities in connection with a merger, an acquisition, an exchange offer, other business combination or an employee benefit plan maintained by the Company or its subsidiaries; or (iii) a registration of securities on Form S-4 or S-8 or any successor or similar form) and if requested by the managing underwriters, each holder of Registrable Securities will not effect any public sale or disposition of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, except as part of such registration, during the 14-day period prior to, and during the 90-day period (or, with respect to a Piggyback Registration, such longer period of up to 120 days as may reasonably be requested by such managing underwriters) beginning on the effective date of the related Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

         (d) Restrictions on Public Sale by the Company and Others. In connection with any Demand Registration that is an underwritten offering and if requested by the managing underwriters, the Company will not effect any public sale or disposition of any securities the same as or similar to those being registered by Parent, except as part of such registration, during the 14-day period prior to, and during the 90-day period beginning on the effective date of the related Registration Statement to the extent timely notified in writing by the managing underwriters. Notwithstanding anything to the contrary in the foregoing, the restrictions under this Section 11.5(c) shall not limit the issuance of securities of Parent, or options or warrants to purchase such securities, that the Company is required to issue pursuant to: (i) any employee stock option plan or non-employee director stock option plan in effect at the time the Company receives a request for Demand Registration; (ii) the exercise of any outstanding options or warrants with respect to securities of Parent; or
(iii) the exercise of any conversion or exchange right in accordance with the terms of any other security convertible into or exchangeable for securities the same as or similar to those being registered by Parent.

         (e) Third-Party Registration Rights. This Agreement is in all cases subject to the contractual registration rights granted pursuant to: (i) the Registration Rights Agreement between the Company and certain of its shareholders, entered into by the Company and such shareholders in connection with the Company's initial public offering of common stock, (ii) the Registration Rights Agreement between the Company and certain former shareholders of Current Electronics, Inc. dated February 24, 1997, and (iii) the Registration Rights Agreement between the Company and certain former shareholders of Circuit Test, Inc., entered into pursuant to the Agreement and Plan of Reorganization between the Company, Circuit Test, Inc., and CTI Acquisition Corp., dated as of July 9, 1997.

         Section 11.6  Indemnification.

         (a) Indemnification by Parent. The Company will indemnify and hold harmless, to the extent permitted by law, each each holder of Registrable Securities and, if applicable, the officers and directors of the holder, and each Person who controls the holder (within the meaning of the Securities Act or the Exchange Act) from and against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, injunction, judgment, order, decree, ruling, damage, dues, penalty, fines, costs, amounts paid in settlement, liabilities, obligations, losses, expenses and fees, including court costs and attorneys' fees and expenses (collectively, "Losses") that the holder and, if applicable, the officers and directors of the holder, and each Person who controls the holder may suffer through and after the date of the claim for indemnification caused by or arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, or other related filing with the SEC or any other federal or state governmental agency, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any holder of Registrable Securities expressly for use therein or by any holder's failure to comply with any legal requirement applicable to such holder and not contractually assumed by the Company to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify the underwriters, their officers and directors, and each Person who controls the underwriters (within the meaning of the Securities Act or the Exchange Act) to the extent customary.

         (b) Indemnification by Holders. In connection with any registration in which a holder of Registrable Securities is participating, each such Holder will indemnify and hold harmless, to the extent permitted by law, Parent, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against the holder's Pro Rata Share (as defined in this Section 11.6(b)) of all Losses that Parent, its directors and officers and each Person who controls the Company may suffer through and after the date of the claim for indemnification caused by or arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, or other related filing with the SEC or any other federal or state governmental agency, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are caused by or contained in any information furnished in writing to the Company by any holder of Registrable Securities expressly for use therein or by any holder's failure to comply with any legal requirement applicable to such holder and not contractually assumed by the Company to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the holder with a sufficient number of copies of the same. For purposes of the foregoing, a holder's "Pro Rata Share" means that fraction equal to the amount of the proceeds received or to be received by the holder in connection with the registration over the total proceeds received or to be received by all holders in connection with the registration.

         (c) Indemnification Procedure. If any Person has a claim for Losses hereunder (an "Indemnified Party"), the Indemnified Party will: (i) notify the party or parties hereto from which it is entitled to make such claim (individually, an "Indemnifying Party" and, together, the "Indemnifying Parties") of such claim, specifying the nature of the Losses and the amount or estimated amount thereof if feasible, and (ii) unless in the Indemnified Party's reasonable judgment (based on written advice of counsel) a conflict of interest between the Indemnified Party and the Indemnifying Parties may exist with respect to the matter giving rise to such claim, permit the Indemnifying Party to assume and thereafter conduct the defense of the matter with counsel of the Indemnifying Party's choice reasonably satisfactory to the Indemnified Party. If the defense is so assumed, the Indemnifying Party will not be subject to any liability for any settlement made with respect to such claim by the Indemnified Party without its consent, which will not be unreasonably withheld. An Indemnifying Party who is not entitled to or elects not to assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties it indemnifies with respect to such claim, unless in the reasonable judgment of any Indemnified Party (based on written advice of counsel) a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

         Section 12. Notices. Any notice by the Company, the holder of this Warrant or the holders of Warrant Shares or Registrable Securities shall be in writing and shall be deemed to have been duly given if hand delivered on the date of such delivery, or on the fifth day after being mailed by certified mail, return receipt requested, or on the business day after timely delivery to a recognized overnight courier that guarantees overnight delivery, (a) if to the Company, at 9351 Grant Street, Suite 600, Denver, Colorado 80229, Attention:
Chief Financial Officer, or at such other address as the Company may designate by notice to each holder of Warrants, Warrant Shares or Registerable Securities at the time outstanding, with a copy to Francis R. Wheeler, Esq., Holme Roberts & Owen, Suite 4100, 1700 Lincoln Street, Denver, Colorado 80203, (b) if to any Purchaser that holds Warrants, Warrant Shares or Registerable Securities, at such Purchaser's address set forth in the Agreement or at such other address as such Purchaser may designate by written notice to the Company and (c) if to any other holder of Warrants, Warrant Shares or Registerable Securities, at the address of such holder as it appears on the Warrant Register.

         Section 13. Successors. Except as expressly provided in Section 11.3, this Warrant shall bind and inure to the benefit of the Company and its permitted successors and assigns hereunder, the Purchasers and their respective successors and assigns hereunder and, in addition, shall inure to the benefit of and be enforceable by all holders from time to time of the Warrants, the Warrant Shares and the Registerable Securities. No such assignee may claim rights under
Section 11 hereof without at the time of such claim agreeing to be bound by the provisions thereof.

         Section 14. Applicable Law. This Warrant shall be enforced in accordance with, and the rights of the Company, the holder of this Warrant and the holders of Registerable Securities issued upon the exercise hereof shall be governed by, the laws of the State of Colorado (without regard to conflicts of laws principles thereof).

         Section 15. Benefits of this Agreement. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the holder of this Warrant and the holders of the Warrant Shares or Registrable Securities any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company, the holder hereof and the holders of the Warrant Shares and the Registrable Securities.

         Section 16. Survival. All covenants and agreements of the Company that relate to the Warrant Shares or the Registerable Securities and all rights and duties if the holders from time to time of the Warrant Shares or the Registerable Securities in this Warrant shall be deemed to survive any surrender hereof to the Company upon exercise hereof as contemplated by Section 1. References herein to the Agreement and terms defined therein shall be deemed to survive the termination of the Agreements.


                                                       EFTC CORPORATION


                                                       By  /s/
                                                           Title:


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                                EFTC CORPORATION
                              ELECTION TO PURCHASE

EFTC Corporation
9351 Grant Street, Suite 600
Denver, Colorado 80229


Att: Chief Financial Officer

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant to which this Election to Purchase is attached for, and to purchase thereunder, _____________ shares of Common Stock (or other securities) of the Company provided for therein, and requests that certificates for said shares (or other securities) be issued in the name of:




                         (Please Print Name and Address)

and, if said number of shares shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant certificate for the balance of said shares purchasable under the said Warrant be registered in the name of the undersigned holder or its nominee as below indicated and delivered to the address stated below:

         Dated:                           ,

         Name of holder or
                  Nominee (Please Print):

         Address:

         Signature:

         Signature Guaranteed:



                                                        21

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                 (To be signed only upon assignment of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto




                 (Name and Address of Assignee must be Printed or Typewritten)

the within Warrant, hereby irrevocably constituting and appointing Attorney to transfer said Warrant on the books of EFTC Corporation with full power of substitution in the premises.


Dated:                                 ,



                           Signature of Registered Holder


Signature Guaranteed:




                                                        22

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